UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2025

Cantaloupe, Inc.
(Exact name of Registrant as Specified in its Charter)

Pennsylvania	001-33365	23-2679963
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Lindenwood Drive, Suite 405 Malvern Pennsylvania	19355
(Address of principal executive offices)	(Zip code)

(610) 989-0340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTLP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 4, 2025, Cantaloupe, Inc. (“Cantaloupe”, “we”, “our” or “us”) held a virtual special meeting of its shareholders (the “Special Meeting”) to vote on the proposals identified in the definitive proxy statement of Cantaloupe prepared in connection with the Merger Agreement (as defined below) filed with the U.S. Securities and Exchange Commission on July 24, 2025, which was first mailed to Cantaloupe’s shareholders on July 28, 2025 and supplemented on August 22, 2025. Pursuant to the Merger Agreement, Catalyst MergerSub Inc. (“Merger Sub”) will merge with and into Cantaloupe, with Cantaloupe surviving the merger (the “Merger”) as a wholly-owned subsidiary of Catalyst Holdco II, Inc. (“Holdco II”).

As of the close of business on July 21, 2025, the record date for the Special Meeting (the “record date”), there were 73,289,054 shares of our common stock, without par value (“common stock”), outstanding and entitled to vote at the Special Meeting and 385,782 shares of our Series A Preferred Stock, without par value (“preferred stock”), outstanding and entitled to vote at the Special Meeting. Each share of common stock outstanding as of the record date was entitled to one vote on each matter submitted to our shareholders for approval at the Special Meeting, and each share of preferred stock outstanding as of the record date was entitled to vote on an as-converted basis, with each share of preferred stock outstanding as of the record date entitling the holder thereof to 0.1988 of a vote on each matter submitted to our shareholders for approval at the Special Meeting (with any fractional vote determined on an aggregate conversion basis being rounded to the nearest whole number).

At the Special Meeting, holders of 60,164,537 shares of common stock and 20,884 shares of preferred stock, representing 82.03% of all of the votes that were entitled to be cast at the Special Meeting, were represented either virtually or by proxy at the Special Meeting and thus a quorum was present. The tables below detail the final voting results for each proposal:

1.
Proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 15, 2025 (the “Merger Agreement”), by and among Cantaloupe, 365 Retail Markets, LLC (“365”), Catalyst Holdco I, Inc., Holdco II and Merger Sub, as it may be amended from time to time (the “Merger Proposal”).

Set forth below are the voting results for the Merger Proposal, which was approved and adopted by Cantaloupe’s shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,241,706	4,899,343	44,322	0

2.
Proposal to approve, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to Cantaloupe’s named executive officers in connection with the Merger (the “Advisory Compensation Proposal”).

Set forth below are the voting results for the Advisory Compensation Proposal, which was approved by Cantaloupe’s shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,998,059	23,657,923	526,674	0

In connection with the Special Meeting, Cantaloupe also solicited proxies with respect to a proposal to adjourn the Special Meeting from time to time, if necessary or appropriate (as determined by the Board of Directors of Cantaloupe or the chairperson of the Special Meeting) to solicit additional proxies to vote in favor of the Merger Proposal, in the event that there were insufficient votes at the time of the Special Meeting to establish a quorum or approve and adopt the Merger Agreement or with 365’s prior written consent (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to Cantaloupe’s shareholders for approval at the Special Meeting.

Item 8.01.	Other Events.

As previously disclosed, Cantaloupe and 365 each filed the Hart-Scott-Rodino (“HSR”) notification and report form for the Merger on July 15, 2025. On August 13, 2025, 365 withdrew its HSR notification and report form and refiled its HSR notification and report form on August 18, 2025. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), will expire on September 17, 2025, at 11:59 p.m., Eastern time, unless terminated early or extended by a request for additional information. Assuming timely satisfaction of the necessary closing conditions, including the expiration or termination of the waiting period under the HSR Act, the parties to the Merger Agreement currently expect the Merger to be completed in the second half of calendar year 2025.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements”, as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Cantaloupe, Inc. (“Cantaloupe”) and 365 Retail Markets, LLC (“365”) and the potential transaction between Cantaloupe and 365, including, but not limited to, statements about the strategic rationale and benefits of the proposed transaction between Cantaloupe and 365, including future financial and operating results, Cantaloupe’s or 365’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “explore”, “evaluate”, “forecast”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “project”, “seek”, “should”, “targeted”, “will” or “would”, or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Cantaloupe’s or 365’s control. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Cantaloupe’s and 365’s ability to complete the potential transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the possibility that competing offers or acquisition proposals for Cantaloupe will be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction, including in circumstances which would require Cantaloupe to pay a termination fee; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that Cantaloupe’s business will not be integrated successfully, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units, or that such integration may be more difficult, time-consuming or costly than expected; 365’s ability to obtain the expected financing to consummate the proposed transaction, and the continued availability of capital and financing for 365 following the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers, including as it relates to Cantaloupe’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the ability of Cantaloupe to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the business, economic and political conditions in the markets in which Cantaloupe operates; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the potential transaction on the market price of Cantaloupe’s securities; the risk of potential shareholder litigation associated with the potential transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of pandemics or other events on the operations and financial results of Cantaloupe or the combined company; general economic conditions; and other risks and uncertainties affecting Cantaloupe and 365, including those described from time to time under the caption “Risk Factors” or “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Cantaloupe’s Securities and Exchange Commission (“SEC”) filings and reports, including Cantaloupe’s Annual Report on Form 10-K for the year ended June 30, 2024, Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, Quarterly Report on Form 10-Q for the quarter ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, as well as in subsequent Current Reports on Form 8-K and other filings and reports by Cantaloupe. Moreover, other risks and uncertainties of which Cantaloupe or 365 are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Cantaloupe and 365 caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Cantaloupe or 365 on their respective websites or otherwise. Neither Cantaloupe nor 365 undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantaloupe, Inc.

	By:	/s/ Anna Novoseletsky
		Name:	Anna Novoseletsky
Date: September 4, 2025		Title:	Chief Legal & Compliance Officer and General Counsel